UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2010

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 12, Sohu.com Internet Plaza

No. 1 Unit Zhongguancun East Road, Haidian District

Beijing 100084

People’s Republic of China

(011) 8610-6272-6666

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2010 the stockholders of Sohu.com Inc. (“Sohu”) approved Sohu’s 2010 Stock Incentive Plan. The stockholders’ approval was subject to the taking effect, immediately after such approval, of Sohu’s 2010 Amended and Restated 2010 Stock Incentive Plan. A copy of Sohu’s Amended and Restated 2010 Stock Incentive Plan, which took effect on July 2, 2010 immediately following the vote of Sohu’s stockholders, is included as Exhibit 10.1 to this report.

Key provisions of the 2010 Stock Incentive Plan prior to its amendment and restatement are summarized in Sohu’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2010 and a summary of the amendment effected by the amendment and restatement is included in a letter to Sohu’s stockholders from Sohu’s Chief Executive Officer filed with the SEC on June 23, 2010 under cover of Schedule 14A. Such summaries are incorporated herein by reference from such proxy statement and letter as so filed.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Sohu’s stockholders at the annual meeting of stockholders held on July 2, 2010:

1.	Election of two directors, to serve for a two-year term or until their earlier death, resignation or removal;

2.	Ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as Sohu’s independent auditors for the fiscal year ending December 31, 2010; and

3.	Approval of the Sohu.com Inc. 2010 Stock Incentive Plan, provided that a vote “FOR” the 2010 Stock Incentive Plan was subject to the Amended and Restated 2010 Stock Incentive Plan’s taking effect immediately following stockholder approval of the 2010 Stock Incentive Plan.

Information regarding the foregoing proposals is incorporated by reference herein from (i) Sohu’s proxy statement filed with the SEC on April 30, 2010, (ii) letters to Sohu’s stockholders from Sohu’s Chief Executive Officer filed with the SEC on June 18, 2010 and June 23, 2010 under cover of Schedule 14A, and (iii) Sohu’s report on Form 8-K filed with the SEC on June 23, 2010.

Proposal 1. The number of votes cast for and withheld from the two persons nominated for election as directors, and the number of non-votes, are as follows:

Nominee	For	Withheld	Non-Votes
Dr. Edward B. Roberts	23,577,702	2,348,761	4,386,626
Dr. Zhonghan Deng	12,893,157	13,033,306	4,386,626

Dr. Roberts and Dr. Deng were both elected as directors.

Proposal 2. The number of votes cast for and against ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as Sohu’s independent auditors, and the number of abstentions and non-votes, are as follows:

For	Against	Abstentions	Non-Votes
29,565,850	100,260	646,979	None

The ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as Sohu’s independent auditors was approved.

Proposal 3. The number of votes cast for and against Sohu’s 2010 Stock Incentive Plan, and the number of abstentions and non-votes, are as follows:

For	Against	Abstentions	Non-Votes
21,204,741	4,085,311	636,411	4,386,626

Sohu’s 2010 Stock Incentive Plan was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description

10.1	Sohu.com Inc. Amended and Restated 2010 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 9, 2010	SOHU.COM INC.

	By:	/S/ CAROL YU
Carol Yu
Co-President and Chief Financial Officer